SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 24, 2003
                                                        ---------------

                         THE BEAR STEARNS COMPANIES INC.
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                File. No. 1-8989               13-3286161
------------------------------    ----------------------  ----------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification Number)




           383 Madison Avenue, New York, New York                 10179
      -----------------------------------------------        --------------
         (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code:   (212) 272-2000
                                                           ----------------


                                 Not Applicable
                -------------------------------------------------
          (former name or former address, if changed since last report)



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Item 5. Other Events
        ------------

Filed herewith are copies of:

        (a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Prospectus Supplement, dated April 24, 2003, to the Prospectus, dated April 24, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-104455).

        (b)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)   Financial Statements of Businesses Acquired:

              Not applicable

        (b)   Pro Forma Financial Information:

              Not applicable

        (c)   Exhibits:

              The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104455) as exhibits to such Registration Statement:

               8 Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

               23(c) Consent of Cadwalader, Wickersham & Taft LLP (Included in
                     Exhibit 8).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE BEAR STEARNS COMPANIES INC.



                                          By: /s/  Marshall J Levinson
                                              ----------------------------------
                                                Marshall J Levinson
                                                Controller
                                                (Principal Accounting Officer)



Dated:  April 23, 2003

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

8 Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 8).